UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )
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BELLSOUTH CORPORATION

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Financial & Operational Results 1Q06 April 20, 2006

Safe Harbor In addition to historical information, this document may contain forward-looking statements regarding events and financial trends. Factors that could affect our future results and could cause our actual results to differ materially from those expressed or implied in the forward-looking statements include: (i) a change in economic conditions in markets where we operate or have material investments which would affect demand for our services; (ii) the intensity of competitive activity and its resulting impact on pricing strategies and new product offerings; (iii) higher than anticipated cash requirements for investments, new business initiatives and acquisitions; (iv) unfavorable regulatory actions and (v) those factors contained in the Company's periodic reports. Factors that could prevent or delay completion of the proposed merger with AT&T, could affect the future results of the merged company and could cause the merged company's actual results to differ from those expressed in the forward-looking statements include: (i) our and AT&T's ability to obtain governmental approvals of the proposed merger on the proposed terms and contemplated schedule; (ii) the failure of AT&T shareholders to approve the issuance of AT&T common shares in the merger or the failure of our shareholders to approve the merger; (iii) the risk that the businesses of AT&T and BellSouth will not be integrated successfully or as quickly as expected; (iv) the risk that the cost savings and any other synergies from the merger, including any savings and other synergies relating to the resulting sole ownership of Cingular Wireless LLC, may not be fully realized or may take longer to realize than expected; (v) disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and (vi) those factors contained in the preliminary proxy statement relating to the proposed merger filed with the SEC. The forward-looking information in this document is given as of this date only, and BellSouth assumes no duty to update this information. This document may also contain certain non-GAAP financial measures. The most directly comparable GAAP financial measures, and a full reconciliation of non-GAAP to GAAP financial information, are attached hereto and provided on the Company's investor relations web site, www.bellsouth.com/investor.

NOTE: In connection with the proposed merger, AT&T Inc. ("AT&T") filed a registration statement on Form S-4 (Registration No. 333-132904), containing a joint proxy statement/prospectus of AT&T and BellSouth Corporation ("BellSouth"), with the Securities and Exchange Commission (the "SEC") on March 31, 2006. Investors are urged to read the registration statement and the joint proxy statement/prospectus contained therein (including all amendments and supplements to it) because it contains important information. Investors may obtain free copies of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site ( www.sec.gov). Copies of AT&T's filings may also be obtained without charge from AT&T at AT&T's Web site ( www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78205. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, N.E., Atlanta, Georgia 30309. AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on March 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants is included in the registration statement and joint proxy statement/prospectus contained therein, and other relevant documents filed with the SEC.

1Q06 Discussion Consolidated Results Operating Segment Results Communications Group Cingular A&P Summary

1Q06 ^ vs. 1Q05 ^ vs. 4Q05 Revenues $5.2B +1.6% -1.4% Operating Margin 24.1% -250 bps +510 bps Income from continuing ops $784M +14.8% +26.9% EPS from continuing ops $0.43 +16.2% +26.5% 1Q06 Financial Results - GAAP (continuing operations)

1Q06 ^ vs. 1Q05 ^ vs. 4Q05 Revenues $8.7B +4.5% +0.3% Operating Margin 21.9% +220 bps +120 bps Net Income $983M +20.2% +1.9% EPS $0.54 +20.0% +1.9% 1Q06 Financial Results - Normalized (continuing operations)

Key Normalizing Items 1Q06 Proportional consolidation of Cingular $3,513 (in millions except per share amounts) GAAP / Reported earnings per share from continuing operations $0.43 Plus: Hurricane Katrina-related expenses $0.03 Plus: Wireless merger integration costs $0.03 Plus: Wireless merger intangible amortization $0.05 Total impact of normalizing items $0.11 Normalized earnings per share from continuing operations $0.54 Income Revenue

1Q06 Highlights Normalized revenue up 4.5% Normalized margin up 220 bps and EPS up 20% Record DSL adds Long distance and package penetration 9% data revenue growth Strong Cingular net adds, revenue, and margin results Advertising & Publishing revenue up 3.1% Merger with AT&T announced March 5, 2006

Revenue Mix 1Q06 Revenue Growth 1Q06 Revenues (% YoY) Cingular A&P Consumer Small Bus. Large Bus. Wholesale 2Q04 0.091 0.031 0.022 0.094 0.003 -0.027 0.012 2.2% 9.1% 3.1% 9.4% 0.3% -2.7% Cingular A&P Consumer Small Bus. Large Bus ICS East 0.41 0.06 0.24 0.07 0.09 0.12 Cingular 41% Wholesale 13% Consumer 24% A&P 6% Small Bus 7% Large Bus 9% 1Q06 Normalized Revenues

3Q03 4Q03 1Q04 1Q05 4Q05 1Q06 Revenue 4668 4618 4564 4618 4681 4679 Margin 0.266 0.257 0.26 0.242 0.219 0.236 2004 Margin Avg 0.257 0.25 Communications Group Results Revenue & Operating Margin $M Revenue growth Total CG 1.3% YoY Retail revenue growth YoY and sequentially 1Q06 Operating margin 23.6% 180 bps to complete repairs for Wilma

Network Data Revenue Growth Comm Group data revenue $M 1Q05 2Q05 3Q05 4Q05 1Q06 Wholesale 483.2 487.2 476.3 497.6 483 Core Retail 385 392.2 385.8 401.4 400.3 DSL 293.1 287.2 304.9 353.1 382 $1,160 $1,264 25% 33% 42% 30% 32% 38% Data revenue growth of 9.0% yoy Retail data up 15.8% driven by DSL and LD Retail data w/o DSL up 4% driven by emerging services Wholesale data stable Wholesale Core Retail DSL $1,252 28% 32% 40%

Record DSL Net Adds 1Q05 2Q05 3Q05 4Q05 1Q06 East 253 124 205 204 11 43 181 27 DSL Net adds (000) DSL revenue up 30% yoy 3,145K total DSL subscribers, up 34% yoy Strong migration to higher speed products DSL ARPU stable at $42 256 K 1.5 meg 3 meg 6 meg 253 263 124 205 204

Access Line Trends - 1Q06 1Q05 2Q05 3Q05 4Q05 1Q06 Retail 9 3 40 12 21 Wholesale -14 -39 -46 -44 -39 1Q05 2Q05 3Q05 4Q05 1Q06 Retail -61 -203 -181 -189 -120 Wholesale -69 -180 -166 -186 -96 Residential Net Line Change (000s) Business Net Line Change (000s) Retail Access Lines Wholesale Access Lines * Line counts exclude Other Lines Residential access lines Main driver continues to be wireless substitution VoIP and cable losses continue in 50-75K range Business access lines Small business gaining lines Large business lines decline Net Change (130) (383) (347) (375) (216) Net Change (5) (36) (6) (32) (18)

BellSouth Increasing Customer Value Long distance customers (000) (000) (000) 1Q05 2Q05 3Q05 4Q05 1Q06 East 6470 6771 6993 7179 7358 1Q05 2Q05 3Q05 4Q05 1Q06 East 314 394 460 523 628 BellSouth Answers(r) residential customers DIRECTV(r) customers (000) 5 million Consumer ARPU $62, up 6% Small Business ARPU $80, up 4%

Service Revenue and OIBDA Margin Cingular Wireless - Improvements Across All Metrics Comparable Qtr Normalized 1Q05 Q205 Q305 4Q05 1Q06 Service Revenues 7.419 7.719 7.721 7.779 8.005 OIBDA % 0.255 0.289 0.316 0.31 0.319 Best ever churn levels: Total Churn = 1.9% Postpaid Churn = 1.6% Continued improvement as network & system integration is completed 25.5% 31.9% 1Q05 2Q05 3Q05 4Q05 1Q06 Total Churn 0.022 0.022 0.023 0.021 0.019 2.2% 1.9% $7.4B $8.0B 1.7 million net adds 7.9% YoY Increase in Service Revenue OIBDA Svc. margins up 640 Basis Points vs. 1Q05 Total Churn 1Q05 1Q06 1Q05 1Q06

Cingular Wireless - YoY Significant Earnings Growth 1Q05 2Q05 3Q05 4Q05 1Q06 Cingular Net Income 258 689 835 811 849 Synergy opportunities for earnings growth Network integration Billing & IT Customer service integration Full year benefit distribution rationalization 1Q06 - 9 cent EPS improvement to BellSouth Cingular Normalized Net Income $M $0.04 $0.13 Contribution to BellSouth EPS

Advertising & Publishing % YoY Revenue Growth Advertising & Publishing Revenue 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 Katrina 3Q05 Katrina 4Q05 Katrina 1Q06 Revenue -0.031 -0.061 -0.032 -0.027 -0.014 0.011 0.019 0.039 0.022 0.002 0.031 0.036 0.032 0.043 Kat Adjustment 0 0.03 0 1Q05 1Q06 4Q05 3.1% 3.2% Katrina Credits 1Q06 revenue up 3.1% Six consecutive quarters with year-over-year revenue growth 44.7% operating margin YoY Change: ~60 bps lower Katrina revenue ~60 bps IYP platform ~40 bps advertising 1.9%

Key Financial Metrics 1Q06 1Q06 Declared Dividends per Share $0.29 Annualized Dividend $1.16 Operating Free Cash Flow $551M Capital Expenditures $1,081M Katrina Restoration ~$135M

1Q05 2Q05 3Q05 4Q05 1Q06 Other 394 446 446 439 471 Broadband 356 384 410 340 441 Storm-related 0 0 30 213 169 Total Capex 750 829 886 992 1081 Quarterly Capital Expenditures $750 $829 $886 $992 $1,081 Storm-related Broadband Investment Capital Expenditures $M 2005 Average of $803

Moving our Vision Forward Strong markets and customer relationships Advanced communications network Strong Cingular performance Merger will benefit shareholders, customers and employees

Financial & Operational Results 1Q06 April 20, 2006